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                                                                    EXHIBIT 10.2


                FOURTH AMENDMENT TO SYNDICATED CREDIT AGREEMENT
                                   AND WAIVER

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of September 22, 1999, is entered into by and among WILLIAMS-SONOMA, INC. (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of June 1, 1997 (as previously amended, the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

     B. The L/C Agreement (as defined in the Credit Agreement) is being amended to add a facility for up to $50,000,000 in cash advances by BofA to the Company.

     C. The Company has made an investment in Della & James in the approximate amount of $2,000,000, as has been disclosed to the Banks in writing.

     D. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

     2.  Amendments to Credit Agreement.

         (a) A new subsection (i) is added to Section 7.05 ("Limitation on Indebtedness") as follow:

                    (i) Additional Indebtedness to BofA (or another replacement lender) in a principal amount not to exceed Fifty Million Dollars ($50,000,000) outstanding at any one time;

         (b) All references to the L/C Agreement in the Credit Agreement shall be deemed to refer to the L/C Agreement as amended as described in Recital B above. In particular, the pro rata sharing provisions in paragraph 2.15(d) shall be deemed to apply to all credit outstanding under the L/C Agreement, as amended.

     3. Waiver. The Banks hereby waive any violation of section 7.04 of the Credit Agreement arising from the investment in Della & James, as described in the Recitals. This waiver shall not be deemed to cover any other or any future violations of the Credit Agreement by the Borrower.

     4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Bank as follows:

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          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     5.   Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.


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            (f)   If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

      BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION, as Agent
                                              WILLIAMS-SONOMA, INC
      By /s/ PATRICK W. ZETZMAN
        ------------------------------
        Patrick W. Zetzman                    By /s/ JERRY S. B. DRATLER
        Vice President                          -------------------------------
                                              Title V.P. Finance Asst Secretary
                                                   ----------------------------

                                              By /s/ JOHN W. TATE
                                                -------------------------------

                                              Title CFO
                                                   ----------------------------
      BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION, as a Bank      THE BANK OF NEW YORK

      By /s/ HENRY ROGERS                     By
        ------------------------------          -------------------------------
        Henry Rogers
        Senior Vice President                 Title
                                                   ----------------------------



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          (f)  If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

     BANK OF AMERICA NATIONAL TRUST
     AND SAVINGS ASSOCIATION, as Agent       WILLIAMS-SONOMA, INC.


     By                                      By
       -------------------------------         --------------------------------
       Patrick W. Zetzman
       Vice President                        Title
                                                  -----------------------------
                                             By
                                               --------------------------------
                                             Title
                                                  -----------------------------

     BANK OF AMERICA NATIONAL TRUST
     AND SAVINGS ASSOCIATION, as a Bank      THE BANK OF NEW YORK


     By                                      By /s/ Claudette San
       -------------------------------         --------------------------------
       Henry Rogers
       Vice President                        Title V.P.
                                                  -----------------------------


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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

     The undersigned, each a guarantor with respect to the Company's obligations under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Company of the foregoing Fourth Amendment to Syndicated Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is a party is in full force and effect, and guaranties all of the obligations of the Company under the Agreement, as amended.



     Dated as of September 22, 1999       WILLIAMS-SONOMA STORES, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          HOLD EVERYTHING, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          CHAMBERS CATALOG
                                          COMPANY, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          POTTERY BARN EAST, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          WILLIAMS-SONOMA STORES, LLC

                                          By Williams-Sonoma, Inc., its sole
                                          member

                                          By: /s/ JERRY S. B. DRATLER
                                             -----------------------------------
                                              Jerry S. B. Dratler, its President



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